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    As filed with the Securities and Exchange Commission on August 29, 2000


                        Registration No. 333 - __________


                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM S - 8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                                LASER CORPORATION
                           ----------------------------
                          (Exact name of registrant as
                            specified in its charter)


                   Utah                       87-0395567
        ---------------------------       -------------------
        (State or other jurisdiction        (IRS Employer
           of incorporation or             Identification No.)
               organization)

                              2417 South 3850 West
                            Salt Lake City, UT 84120
                          ---------------------------
                             (Address of principal
                          executive offices) (zip code)

                     LASER CORPORATION STOCK INCENTIVE PLAN
                     --------------------------------------
                            (Full title of the plan)


                                B. JOYCE WICKHAM
                        ---------------------------------
                      President and Chief Executive Officer


                               LASER CORPORATION
                             2417 South 3850 West
                           Salt Lake City, UT 84120
                       --------------------------------
                    (Name and address of agent for service)

                                 (801) 972-1311
                          -----------------------------
          (Telephone number, including area code, of agent for service)





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                                WITH COPIES TO:
                               Gregory E. Lindley
                             Ray, Quinney & Nebeker
                        79 South Main Street, Suite 500
                           Salt Lake City, UT 84111

--------------------------------------------------------------------------------
                        Calculation of Registration Fee
 -------------------------------------------------------------------------------
 Title of         Amount     Proposed Maximum  Proposed Maximum    Amount of
Securities        to be       Offering Price       Aggregate      Registration
  to be         Registered       Per Share          Offering          Fee
Registered           1               2              Price 2
---------------I-----------I------------------I------------------I-------------I

Common Stock,     150,000          $8.00           $1,200,000        $316.80
$0.05 par value

---------------I-----------I------------------I------------------I-------------I



1 Pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement shall also cover any additional shares of Common
   Stock which become issuable under the Incentive Stock Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Laser Corporation.

2 Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. Based on the last reported sales price per share of Common Stock of Laser Corporation, as reported by OTC:BB on August 28, 2000.


                                     PART I

                          INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

            The information specified by Item 1 and Item 2 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Introductory Note to Part I of Form S-8.


                                     PART II

                INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.INCORPORATION OF DOCUMENTS BY REFERENCE

            Laser Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

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        (a) The Registrant's report on Form 10-KSB for the fiscal year ended
December 31, 1999;

        (b) The Registrant's report on Form 10-QSB for the fiscal quarter ended June 30, 2000; and

        (c) The Registrant's Registration Statement No. L191800 on Form 8-A filed with the SEC on March 22, 1985 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

        All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c) 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.



ITEM 4.DESCRIPTION OF SECURITIES

        Not applicable.


ITEM 5.INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not applicable.


ITEM 6.INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The Registrant's Articles of Incorporation provide for the indemnification of the Registrant's directors and officers to the fullest extent permitted by the Utah Revised Business Corporation Act ("URBCA"). The liability of directors and officers of the Registrant is limited such that a director or officer is not liable to the Registrant or its shareholders for any action taken or any failure to take any action, as an officer or director, as the case may be, unless:

        (i) the director or officer has breached or failed to perform the duties of the office in compliance Section 16-10(a)-841 of the URBCA; and

        (ii) the breach or failure to perform constitutes gross negligence, willful misconduct, or intentional infliction of harm on the Registrant or its shareholders.


Directors of the Registrant are personally liable if such director votes for or assents to an unlawful distribution under the URBCA or the Registrant's Articles of Incorporation.



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        The Registrant will pursuant to Section 16-10a-902 of the URBCA, indemnify an individual, made party to a proceeding because he was a director, against liability incurred in the proceeding if:

        (i)     the director's conduct was in good faith;

        (ii) the director reasonably believed that his conduct was in, or not opposed to, the Registrant's best interests; and

        (iii) in the case of any criminal proceeding, he has no reasonable cause to believe his conduct was unlawful; provided that, the Registrant may not indemnify the same director if (a) indemnification is sought in connection with a proceeding by or in the right of the Registrant in which the director was adjudged liable to the Registrant, or (b) indemnification is sought in connection with any other proceeding charging that the director derived an impersonal personal benefit, whether or not including action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

Indemnification under this section in connection with a proceeding by or in the right of the Registrant is limited to reasonable expenses incurred in connection with the proceeding.

        In accordance with Section 16-10a-903 of the URBCA, the Registrant shall indemnify a director or an officer, who is successful on the merits or otherwise, in defense of any proceeding, or in the defense of any claim, issue or matter in the proceeding, to which he was a party because he is or was a director or an officer of the Registrant, as the case may be, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

        In accordance with Section 16-10a-1-904 of the URBCA, the Registrant will pay or reimburse the reasonable expenses incurred by a party to a proceeding in advance of the final disposition of the proceeding, provided that:

        (i) the director furnishes the corporation a written affirmation of his good faith belief that he has met the applicable standard of conduct described in Section 16-10a-902 of the URBCA;

        (ii) the director furnishes to the Registrant a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct; and

        (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification thereunder.

        Section 16-10a-905 permits a director or officer who is or was a party to a proceeding to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.








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        The Registrant will indemnify and advance expenses to an officer, employee, fiduciary or agent of the Registrant to the same extent as a director; or to a greater extent in some instances if not inconsistent with public policy.



ITEM 7.EXEMPTION FROM REGISTRATION CLAIMED

        Not applicable.


ITEM 8. EXHIBITS

No.     Exhibits
-----I-------------------------------------------------------------------------I
5.1*    Opinion and consent of Ray, Quinney & Nebeker
-----I-------------------------------------------------------------------------I
23.1*   Consent of Tanner + Co., independent accountants
-----I-------------------------------------------------------------------------I
23.2*   Consent of Ray, Quinney & Nebeker is contained in Exhibit 5
-----I-------------------------------------------------------------------------I
24*     Power of Attorney  (included on page 7 of this Registration Statement)
-----I-------------------------------------------------------------------------I
99.1 Laser Corporation Incentive Stock Plan (incorporated by reference to the Registrant's Definitive Schedule14A, filed with the Commission on April 14, 1999, with respect to the Annual Meeting of Shareholders held on May 25, 1999).
-----I-------------------------------------------------------------------------I

*  Filed herewith


ITEM 9. UNDERTAKINGS

        A.      The undersigned Registrant hereby undertakes:

                        (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                  (i)   to include any prospectus required by
Section 10(a)(3) of the 1933 Act,

                                 (ii)   to reflect in the prospectus any facts
or events arising after the effective date of this Registration Statement
(or the most recent post-effective amendment thereof), which individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and

                                (iii)   to include any material information with
respect to the plan of distribution not previously disclosed in this Registration Statement or






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any material change to such information in this Registration Statement;
provided, however, that clauses (1)(i) and 1(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement;

                        (2) that for the purpose of determining any liability under the Securities Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof, and

                        (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's Incentive Stock Option Plan.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
















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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah on this 29th day of August 2000.


                                        LASER CORPORATION



                                        By: /s/ B. Joyce Wickham
                                            ------------------------------
                                                   B. Joyce Wickham
                                              President, Chief Executive
                                                   Officer and Director



POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

        That the undersigned officers and directors of Laser Corporation, a Utah corporation, do hereby constitute and appoint B. Joyce Wickham and Mark L. Ballard, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and either of the undersigned hereby ratifies and confirms that all said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.






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        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                            Title                         Date
----------                           -----                         ----

/s/ B. Joyce Wickham         President, Chief Executive       August 29, 2000
-----------------------      Officer, Treasurer & Director
B. Joyce Wickham


/s/ Mark L. Ballard          Vice President and Director      August 29, 2000
-----------------------
Mark L. Ballard


/s/ Reo K. Larsen            General Accounting Manager       August 29, 2000
-----------------------
Reo K. Larsen


/s/ Rod O. Julander          Director                         August 29, 2000
-----------------------
Rod O. Julander


/s/ Reinhardt Thyzel
-----------------------      Director                         August 29, 2000
Reinhardt Thyzel























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EXHIBIT INDEX

--------------------------------------------------------------------------------
No.     Exhibit
-----I-------------------------------------------------------------------------I
5.1*    Opinion and consent of Ray, Quinney & Nebeker
-----I-------------------------------------------------------------------------I
23.1*   Consent of Tanner + Co., independent accountants
-----I-------------------------------------------------------------------------I
23.2*   Consent of Ray, Quinney & Nebeker is contained in Exhibit 5
-----I-------------------------------------------------------------------------I
24*     Power of Attorney  (included on page 7 of this Registration Statement)
-----I-------------------------------------------------------------------------I
99.1 Laser Corporation Incentive Stock Plan (incorporated by reference to the Registrant's Definitive Schedule14A, filed with the Commission on April 14, 1999, with respect to the Annual Meeting of Shareholders held on May 25, 1999).
-----I-------------------------------------------------------------------------I

* Filed herewith



































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                                    Exhibit 5
                                    ---------

                                 August 29, 2000



Laser Corporation
2417 South 3850 West
Salt Lake City, UT 84120

        Re: Registration of 150,000 shares of Common Stock, par value $.05 per share, pursuant to a Registration Statement on Form S-8

Ladies and Gentlemen:

        We have acted as counsel for Laser Corporation, a Utah corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-8 (the "Registration Statement"), of 150,000 shares of Common Stock, par value $.05 per share, of the Company (the "Common Stock") to be offered pursuant to the Laser Corporation Incentive Stock Plan.

        In connection with this opinion, we have examined the Registration Statement, the Company's Articles of Incorporation and Bylaws, each as amended and restated to date, and such other documents, records, certificates, memoranda and other instruments as we deem relevant or necessary as a basis for this opinion. We have assumed the genuineness and authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies thereof and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

        Based upon our examination of such documents and the investigation of such matters of law as we have deemed relevant or necessary in rendering this opinion, we hereby advise you that we are of the opinion that:

        1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Utah.

        2. Assuming, with respect to shares of Common Stock issued after the date hereof, (i) the receipt of proper consideration for the issuance thereof in excess of par value thereof, (ii) the availability of a sufficient number of shares of Common Stock authorized by the Company's Articles of Incorporation then in effect, (iii) compliance with the terms of any agreement entered into in connection with any options or restricted stock under the Plan, and (iv) that no change occurs in the applicable law or the pertinent facts, the shares of Common Stock purchasable upon the exercise of any option granted under or issued upon the awarding of any restricted stock under the Plan will upon







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issuance be duly authorized and validly issued, fully paid and non-assessable shares of common Stock.

        We consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 150,000 shares of Common Stock of the Company covered by the Plan. By so consenting, we do not thereby admit that our firm's consent is required by Section 7 of the Securities Act.


                                                        Very truly yours,

                                                        RAY, QUINNEY & NEBEKER





473024





































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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2000 which appears on page F-2 of the 1999 Annual Report to Shareholders of Laser Corporation, and to the references to our firm under the caption "Experts" in the Prospectus.





                                        TANNER & CO.































Salt Lake City, Utah
August 30, 2000




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